UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2004

                           Material Technologies, Inc.
                           ---------------------------
              Exact Name of Registrant as specified in its charter

Delaware                                 33-23617                     95-4622822
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State or other jurisdiction             Commission                  IRS Employer
   of incorporation                    File Number            Identification No.

11661 San Vicente Blvd., Suite 707, Los Angeles, California                90049
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Address of principal executive offices                                  Zip Code

Registrant's telephone number, including area code:  (310) 208-5589


Item 4.   Changes in Registrant's Certifying Accountant
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     (a)  Gumbiner, Savett, Finkel, Fingleson & Rose, Inc., Certified Public
Accountants (hereinafter "Gumbiner"):

          (i) was dismissed by the Company as its principal independent accountant, effective June 3, 2004;
          (ii) Gumbiner's report on the financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion or modification as to uncertainty, audit scope, or accounting principals;
          (iii) the decision to change accountants was recommended and approved by the Board of Directors; and
          (iv) there were no disagreements with Gumbiner on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

     (b) The Company has engaged Farber & Hass, LLP as the principal accountant to audit the Company's financial statements effective as of June 3, 2004.




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Material Technologies, Inc.


June 4, 2004                                 By:  /s/ Robert M. Bernstein
                                                -----------------------------
                                                  Robert M. Bernstein, CEO